UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 16, 2020

UR-ENERGY INC.

 (Exact name of registrant as specified in its charter)

Canada	001- 33905	Not applicable
(State or other jurisdiction of incorporation or organization)	Commission File Number)	(I.R.S. Employer Identification Number)

10758 W Centennial Road, Suite 200
Littleton, Colorado	80127
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code: (720) 981-4588

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbol	Name of each exchange on which registered:
Common stock	URG (NYSE American): URE (TSX)	NYSE American; TSX

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01 Entry into a Material Definitive Agreement.

On April 16, 2020, Ur-Energy Inc. (the “Company”), through its wholly-owned subsidiary Lost Creek ISR, LLC, and its wholly-owned subsidiary Ur-Energy USA Inc. completed all necessary documentation and closed on two U.S. Small Business Administration Paycheck Protection Program loans totaling $893,300 pursuant to the Coronavirus Aid, Relief, and Economic Security Act (the “CARES Act”). The Loans have been fully funded. Key elements of the loans are as set forth here:

Lender:	BOKF, NA dba Bank of Oklahoma
Borrowers:	Lost Creek ISR, LLC and Ur-Energy USA Inc.
Loan amount (combined):	$893,300
Interest rate:	1.00%
Maturity date:	April 16, 2022
First principal & interest payment date:	October 16, 2020
Amount of Loan Forgiveness:	Up to the full principal amount and any accrued interest

Forgiveness of the Loans will be sought, pursuant to the terms of the CARES Act and regulations promulgated thereunder.

The foregoing description of the SBA PPP Loans does not purport to be complete and is qualified in its entirety by reference to the text of the documentation, which the Company plans to file as exhibits to its next interim report on Form 10-Q for the quarter ended March 31, 2020.

Item 2.02 Results of Operations and Financial Condition.

On April 20, 2020, Ur-Energy Inc. issued a press release providing an operational update for the quarter ended March 31, 2020.

A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The information in this Item 2.02 of this Current Report on Form 8-K, including the information set forth in Exhibit 99.1, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing by the company under the Securities Act of 1933 or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits.

(d)       Exhibits.

Exhibit No.	Description
99.1	Press release of Ur-Energy Inc., dated April 20, 2020, providing an operational update for the quarter ended March 31, 2020.*

*This Exhibit is intended to be furnished to, not filed with, the SEC pursuant to General Instruction B.2 of Form 8-K.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 20, 2020

Ur-Energy Inc.

By:	/s/ Penne A. Goplerud

Name: Penne A. Goplerud
Title: Corporate Secretary and General Counsel

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press release of Ur-Energy Inc., dated April 20, 2020, providing an operational update for the quarter ended March 31, 2020.*

*This Exhibit is intended to be furnished to, not filed with, the SEC pursuant to General Instruction B.2 of Form 8-K.